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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 27, 2004

               CWMBS, INC., (as depositor under the Pooling and
                 Servicing Agreement, dated as of May 1, 2004,
                providing for the issuance of the CHL Mortgage
        Pass-Through Trust 2004-8, Mortgage Pass-Through Certificates,
                                Series 2004-8).

                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)

     Delaware                      333-109248               95-4449516
-------------------------          ----------               ----------
(State or other                   (Commission              (IRS Employer
jurisdiction                      File Number)           Identification No.)
of incorporation)

4500 Park Granada
Calabasas, California                             91302
---------------------                           ---------
(Address of principal                           (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8   Other Events

Item 8.01   Other Events.

On May 27, 2004, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-8. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

This amendment on Form 8-K/A is being filed to correct the definition of Priority Amount and Priority Percentage.




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Section 9   Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits.

Exhibit No.         Description

99.1 The Pooling and Servicing Agreement dated as of May 1, 2004, by and among the Company, the Sellers, the Master Servicer and the Trustee.






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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CWMBS, INC.



                                    By: /s/ Darren Bigby
                                        ---------------------------------
                                        Darren Bigby
                                        Vice President



Dated:  November 1, 2004





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




                                 Exhibit Index



Exhibit                                                                   Page

99.1       Pooling and Servicing Agreement,
           dated as of May 1, 2004, by
           and among, the Company, the Sellers,
           the Master Servicer and the Trustee.                              6